                  FOURTH AMENDMENT TO AMENDED AND
                RESTATED REVOLVING CREDIT AGREEMENT

                               among

                    FAIRFIELD COMMUNITIES, INC.
                    FAIRFIELD MYRTLE BEACH, INC.

                                and

                THE FIRST NATIONAL BANK OF BOSTON,
                     INDIVIDUALLY AND AS AGENT


            THIS AMENDMENT (this "Amendment") dated as of November 20, 1995, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach", and together with Fairfield, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by First Amendment dated as of May 13, 1994, as further amended by Consent, Waiver and Agreement dated as of September 23, 1994, as further amended by Second Amendment to Amended and Restated Revolving Credit Agreement dated as of December 9, 1994, and as further amended by a Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 1994 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

            WHEREAS, FNBB, the Borrowers and the Agent have agreed to amend the operating margin covenant appearing in
  Section 10.1 of the Credit Agreement;

             NOW, THEREFORE, in consideration of the premises, the Borrowers, FAC, FNBB and the Agent hereby agree as follows:

     Section 1.  AMENDMENT TO CREDIT AGREEMENT.   The  Borrowers,
                 -----------------------------
  FNBB and the Agent hereby agree to amend Section 10.1 of the Credit Agreement by deleting said Section in its entirety and substituting therefor the following new Section 10.1:

    "Section 10.1.   Operating Margin  Covenant.   The Borrowers will  not
                     --------------------------
            permit, as of the last day of any fiscal quarter, the ratio of Consolidated Earnings before Interest and Taxes to Consolidated Total Revenue for the period of four (4) consecutive fiscal quarters ended on such date to be less than sixteen percent (16%); provided, however, that with respect to each period of four (4) consecutive fiscal quarters ending on September 30, 1995 and December 31, 1995, the Borrowers will not permit the ratio of Consolidated Earnings before Interest and Taxes to Consolidated Total Revenue for such period to be less than fourteen percent (14%)."


     Section 2.  FAC  CONSENT.  FAC hereby consents to the amendment to the
                 ------------
Credit Agreement set forth in this Amendment and confirms its obligations to the Agent and the Lenders under the Fairfield Guaranty and the Fairfield Guaranty shall extend to and include the obligations of the Borrowers under the Credit Agreement as amended by this Amendment. FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the Fairfield Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     Section 3.  OTHER AMENDMENTS.   Except as expressly  provided in  this
                 ----------------
Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of the Borrowers and FAC confirm and agree that the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

     Section 4.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed
                 -------------------------
in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 5.  HEADINGS.    The  captions  in  this  Amendment  are   for
                 --------
convenience of reference only and shall not define or limit the provisions hereof.

           IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                          FAIRFIELD COMMUNITIES, INC.


                                          By: /s/ Marcel J. Dumeny
                                             ------------------------
                                          Name:   Marcel J. Dumeny
                                               ----------------------
                                          Title: Senior Vice President
                                                ----------------------

                                          FAIRFIELD MYRTLE BEACH, INC.


                                          By: /s/ Marcel J. Dumeny
                                             ------------------------
                                          Name:   Marcel J. Dumeny
                                               ----------------------
                                          Title: Vice President
                                                ---------------------

                                          FAIRFIELD ACCEPTANCE CORPORATION


                                          By: /s/ Marcel J. Dumeny
                                             ------------------------
                                          Name:   Marcel J. Dumeny
                                               ----------------------
                                          Title: Vice President
                                                ---------------------


                                          THE FIRST NATIONAL BANK
                                            OF BOSTON, Individually
                                            and as Agent


                                          By: /s/ Linda J. Carter
                                             ------------------------
                                          Name:   Linda J. Carter
                                               ----------------------
                                          Title: Vice President
                                                ---------------------